Exhibit 10.1

                SECOND AMENDMENT TO JOINT VENTURE AGREEMENT

      This  SECOND  AMENDMENT  TO  JOINT VENTURE  AGREEMENT  (this  "SECOND
AMENDMENT") is entered into as of this ___ day of April, 1996, by and between FIRST HOLDINGS COMPANY, a Mississippi partnership ("FHC") and KANSAS CITY STATION CORPORATION, a Missouri corporation ("KCSC").

                           W I T N E S S E T H:

      WHEREAS, FHC and Station Casinos, Inc., a Nevada corporation ("STCI") entered into that certain Joint Venture Agreement dated September 25, 1993, as amended by that certain letter agreement dated November 15, 1993 (the "ORIGINAL AGREEMENT" and, as amended herein, the "JOINT VENTURE AGREEMENT"), pursuant to which FHC and STCI formed Station/First Joint Venture, a Missouri partnership; and

      WHEREAS, STCI assigned its interest in the Original Agreement to KCSC pursuant to that certain Assignment and Assumption dated March 26, 1996; and

      WHEREAS, FHC and KCSC desire to amend the Original Agreement as provided herein;

      NOW, THEREFORE, in exchange for the mutual promises and covenants contained herein, the sufficiency of which is hereby acknowledged by each of the undersigned, the undersigned parties agree as follows:

      1. The Original Agreement is hereby amended by deleting the definition of "Managing Partner" as set forth in Article I, and replacing in lieu thereof:

           "MANAGING PARTNER" means Kansas City Station Corporation, a Missouri corporation.

      2. The Original Agreement is hereby amended by deleting Section 2.7 in its entirety, and replacing in lieu thereof:

           SECTION 2.7 TERM. THE JOINT VENTURE SHALL COMMENCE ON THE DATE OF THIS AGREEMENT AND SHALL CONTINUE UNTIL APRIL 1, 2093 UNLESS SOONER DISSOLVED AND TERMINATED PURSUANT TO THE PROVISIONS OF THIS AGREEMENT.

      3. The Original Agreement is hereby amended by deleting the final paragraph of Section 3.1.

      4. The Original Agreement is hereby amended by deleting Section 3.4 in its entirety, and replacing in lieu thereof:

          Section 3.4    JOINT VENTURE EXPENSES, FEES AND LIABILITIES.

                (a)  The Joint Venture will be responsible for and will pay its own operating expenses, including legal, auditing, accounting, brokerage, finder, placement, investment banking, interest, filing or other fees or expenses incurred by the Joint Venture or by the Partners on behalf of the Joint Venture. Each Partner shall bear the costs and expenses incurred by it in connection with the organization of, and management of such Partner's investment in the Joint Venture including, without limitation, accounting and legal fees and expenses. No Partner other than the Managing Partner shall incur any costs, expenses or liabilities on behalf of the Joint Venture without the prior consent of all Partners. The Managing Partner shall not incur expenses on behalf of the Joint Venture which are not incident to the day-to-day business and operations of the Joint Venture. Expenses and liabilities on behalf of the Joint Venture and accruing from and after April 22, 1996 will be payable by the Managing Partner out of the Management Fee (as hereinafter defined).

               (b) In consideration for its services in managing the Joint Venture, the Joint Venture shall pay the Managing Partner a management fee (the "Management Fee") each month to be determined by the Managing Partner from time to time in its reasonable discretion.

      5. The Original Agreement is hereby amended by inserting the following phrase at the end of Section 4.2(b):

          , subject to Section 4.2 (c).

      6. The Original Agreement is hereby amended by deleting Seciton 4.2(c) in its entirety and replacing in lieu thereof:

           (c)   In the event the Management Fee as provided for in Section
     3.4 is insufficient to cover the liabilities and expenses of the Joint Venture which accrue after September 25, 1993, the Managing Partner shall contribute additional capital in an amount sufficient to cover such liabilities and expenses.

      7. The Original Agreement is hereby amended by deleting Section 5.1 in its entirety, and replacing in lieu thereof:

           Section 5.1 Guaranteed Payment. Commencing on April 1, 1994, and on or before the first day of each month thereafter, FHC shall be paid, as interest on its Capital account, a guaranteed monthly payment (the "Guaranteed Monthly Payment") in the amount of Forty Thousand and No/100 U.S. Dollars ($40,000.00). Beginning October 1, 1994, or upon receipt of permits pursuant to Section 10 of the Rivers and Harbors Act of 1899 and Section 404 of the Clean Water Act, from the United States Army Corps of Engineers, whichever first occurs, the Guaranteed Monthly Payment shall increase to Sixty Thousand Dollars ($60,000.00) per month. Beginning May 1, 1995, or upon receipt of a gaming license from the state of Missouri for operation of a riverboat gaming facility, whichever first occurs, the Guaranteed Monthly Payment shall increase to Ninety-Six Thousand Dollars ($96,000.00) per month. Beginning May 1, 1996, the Guaranteed Monthly Payment shall decrease to Eighty-One Thousand, Nine Hundred Dollars ($81,900) per month. Beginning April 1, 1997, the Guaranteed Monthly Payment shall increase to Eighty-Seven Thousand Seven Hundred Fifty Dollars ($87,750) per month. Commencing April 1, 1998, and upon every anniversary thereafter during the Lease Term, the Guaranteed Monthly Payment shall be increased by multiplying it by the Cost of Living Factor (as hereinafter defined). The "Cost of Living Factor" for any date during the Term shall be a fraction whose numerator is the index figure stated in the Consumer Price Index for All Urban Consumers (CPI-U; U.S. City Average; All Items 1982-84=100) published by the Bureau of Statistics of the United States Department of Labor in effect on such date and whose denominator is the index figure for such Consumer Price Index in effect twelve months prior to such date; provided, however, that regardless of the actual Cost of Living Factor calculated in the foregoing manner the Cost of Living Factor shall never be less than One and Two Hundredths (1.02) nor more than One and Five Hundredths. If such "Consumer Price Index" is discontinued, the Cost of Living Factor shall be based on comparable statistics on changes in the purchasing power of the consumer dollar for the applicable periods as published by a responsible financial periodical report of a recognized governmental or private authority.

           8. The Original Agreement is hereby amended by inserting the following phrase at the end of the first sentence of Section 9.2:

          , subject, however, to Section 4.2(c).

      9. The Original Agreement is hereby amended by deleting the second sentence of Section 10.14 in its entirety, and replacing in lieu thereof the following:

     However, each party hereto and the Joint Venture shall have a ten (10)- day period to cure any default of any of its obligations hereunder, such period to begin upon receipt by the defaulting party of written notice from the non-defaulting party.


      10. Except as amended herein, the Joint Venture Agreement remains in full force and effect, and FHC and KCSC ratify the Joint Venture Agreement as amended herein.

      11. All capitalized terms used in this Second Amendment but not defined herein shall have the meanings ascribed thereto in the Joint Venture Agreement.

      12. This Second Amendment may be executed in any number of counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

     WITNESS THE EXECUTION hereof by each of the undersigned as of the date first set forth above.

FHC                                   KCSC

FIRST   HOLDINGS   COMPANY,
a  Mississippi                        KANSAS   CITY   STATION CORPORATION,
partnership                           a Missouri corporation

By: ___________________________       By: _________________________
Name: _________________________       Name: _______________________
Its General Partner                   Title: ________________________